                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): October 19, 2001


                              ISTAR FINANCIAL INC.
       (Exact Name of Registrant as Specified in its Declaration of Trust)


---------------------------- -------------------- -----------------------------
    Maryland                        1-10150                  95-6881527
(State or Other                   (Commission               (IRS Employer
Jurisdiction of                   File Number)           Identification No.)
 Incorporation)
-------------------------------------------------------------------------------


                     1114 Avenue of the Americas, 27th Floor
                            New York, New York 10036
               (Address of Principal Executive Offices)(Zip Code)


--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:
                                 (212) 930-9400
--------------------------------------------------------------------------------






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ITEM 5.

         In connection with a proposed secondary offering of its common stock, iStar Financial Inc. will make a presentation to potential investors, a copy of which is attached as Exhibit 99.1.


ITEM 7. EXHIBITS

         Exhibit 99.1 iStar Financial Inc. Equity Offering Investor Presentation dated October 2001.





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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          iSTAR FINANCIAL INC.



Date:    October 18, 2001               By:      /s/ Jay Sugarman
                                                   ----------------
                                          Jay Sugarman
                                          Chairman and Chief Executive Officer


Date:    October 18, 2001               By:      /s/ Spencer B. Haber
                                                   --------------------
                                          Spencer B. Haber
                                          President and Chief Financial Officer




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